EXHIBIT 10.11

           FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT


     THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (the "Amendment") is made and entered into as of the 25th day of November, 1998, by and among MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (the "Partnership") and MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (the "REIT"), and THE PRUDENTIAL LIFE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Prudential").


                      W I T N E S S E T H:


     WHEREAS, the Partnership, the REIT and Prudential (collectively, the "Parties") have heretofore entered into that certain Note Purchase Agreement, dated as of November 24, 1997 (the "Note Purchase Agreement"), which set forth the terms and conditions of purchase and sale of the Notes (as defined in the Note Purchase Agreement) (the Note Purchase Agreement and all
other documents evidencing, securing or pertaining to the promissory notes referenced therein are hereinafter collectively referred to as the "Loan Documents"); and

     WHEREAS,  the  Parties  desire to amend  the  Note  Purchase
Agreement and the other Loan Documents as set forth herein; and

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100ths Dollars ($10.00) in hand paid, the premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.   MODIFICATION OF NOTE PURCHASE AGREEMENT.  The Note  Purchase
     Agreement is hereby modified and amended as follows:

     1.1  Schedule  1A  [Form  of  Note]  to  the  Note  Purchase
          Agreement  is  hereby deleted in its entirety  and  the
          Schedule 1A attached hereto is substituted in lieu thereof.

     1.2 Except as specifically modified and amended, all of the terms, conditions and provisions of the Note Purchase
          Agreement shall remain in full force and effect.

2. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby modified and amended as follows:

     2.1 All references to the Note Purchase Agreement in the Loan Documents shall mean the Note Purchase Agreement as modified and amended hereby.

     2.2 Except as specifically modified and amended, all of the terms, conditions and provisions of the Loan Documents shall remain in full force and effect.

3. RATIFICATION AND CONSENT BY THE PARTNERSHIP AND THE REIT. Each of the Partnership and the REIT hereby (i) ratifies and affirms all of its obligations under the Note Purchase Agreement as modified and amended hereby; (ii) acknowledges, represents and warrants that the Note Purchase Agreement constitutes a valid and enforceable obligation, as of this date, free from any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever by the Partnership and/or the REIT against Prudential or any of
     Prudential's directors, officers, employees, agents or attorneys; (iii) consents to the modification and amendment of the Loan Documents as set forth herein; (iv) acknowledges that this Amendment does not constitute and shall not be construed as a novation or release of the Note Purchase Agreement; and (v) acknowledges that this Amendment does not constitute and shall not be construed as a novation or release of the other Loan Documents.

4. BINDING AGREEMENT. This Amendment shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, successors, and assigns.

5. ENTIRE AGREEMENT. This Amendment constitutes the entire understanding and agreement of the Parties hereto with respect to the modification of the Note Purchase Agreement and supersedes all prior agreements, understandings, or negotiations regarding said modification.

6.   TIME.   Time  is  of the essence of this Amendment  and  the
     Partnership and the REIT each hereby acknowledges that all time periods contained in the Note Purchase Agreement and the Loan Documents shall be strictly construed.

7.   GEORGIA  LAW.   This  Amendment shall  be  governed  by  and
     interpreted in accordance with the laws of the State of Georgia.

8. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed under seal as of the date first above written.

                              THE PARTNERSHIP:

                              MID-AMERICA  APARTMENTS,  L.P.,   a
                              Tennessee limited partnership

                              By:  Mid-America Apartment
                                   Communities, Inc., a Tennessee
                                   corporation, General Partner


                                   By: /s/ Simon R. C. Wadsworth
                                        Name:   Simon R. C.
Wadsworth
                                        Title:  CFO


                              THE REIT:

                              MID-AMERICA  APARTMENT COMMUNITIES,
                              INC.,   a   Tennessee  corporation,
                              General Partner


                              By: /s/ Simon R. C. Wadsworth
                                   Name:  Simon R. C. Wadsworth
                                   Title: CFO


                              PRUDENTIAL:

                              THE PRUDENTIAL INSURANCE COMPANY OF
                              AMERICA


                              By: /s/ Daniel C. Moore
                                   Name:  Daniel C. Moore
                                   Title: Vice President